UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007
THE HOME DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8207 (Commission File Number)	95-3261426 (IRS Employer Identification No.)
2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (770) 433-8211
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01	Financial Statements and Exhibits	3
SIGNATURE		4
EXHIBIT INDEX		5
EX-99.1	Letter agreement between the Company and Relational effective as of February 5, 2007.
EX-99.2	Press Release dated February 5, 2007.

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 5, 2007, The Home Depot, Inc. (the “Company”) and Relational Investors, LLC (“Relational”), entered into a Letter Agreement pursuant to which David H. Batchelder, a principal of Relational, will be elected to the Company’s Board of Directors on February 22, 2007. Mr. Batchelder will also be appointed to the Leadership Development and Compensation Committee and to the Audit Committee.
     Relational and the Company have agreed that for the next three years, so long as Relational continues as a significant shareholder of the Company, the Board will nominate and support Mr. Batchelder for election as a director or, if he is not available to serve, another person recommended by Relational, and Relational will support each slate of directors nominated by the Board. Relational will not support or participate in any “withhold the vote” or similar campaign, Relational will not nominate any candidates for election to the Board, and Relational will not make any proposals or conduct any proxy solicitations. There is no agreement with respect to what position Mr. Batchelder or Relational will take on any other matters, or how he or it will vote on any other matters.
     Relational has agreed to withdraw its previously submitted proposal and notices with respect to the 2007 Annual Meeting of Shareholders, which proposal and notices are described in proxy materials filed by the Company on December 18, 2006.
     The Company also reiterated that the retirement age for directors Kenneth G. Langone, Milledge A. Hart, III, John L. Clendenin, and Claudio X. González will not be extended beyond the 2008 Annual Meeting of Shareholders. In identifying successors for these four directors, the Board will seek input from the Company’s shareholders.
     A copy of the letter agreement is attached as Exhibit 99.1 hereto.
     Mr. Batchelder upon election to the Board will be eligible to participate in the non-management director compensation arrangements described in the Company’s 2006 proxy statement and Form 8-K filed on August 19, 2005.
     In connection with the foregoing, the Company issued a press release which is attached as Exhibit 99.2 hereto.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits
          99.1          Letter agreement between the Company and Relational effective as of February 5, 2007.
          99.2          Press Release dated February 5, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 6, 2007

THE HOME DEPOT, INC.
By:	/s/ James C. Snyder, Jr.
	Name:	James C. Snyder, Jr.
	Title:	Vice President, Secretary and Acting General Counsel

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EXHIBIT INDEX
Exhibit

99.1	Letter agreement between the Company and Relational effective as of February 5, 2007.

99.2	Press Release dated February 5, 2007.

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